SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: DECEMBER 31, 1995

                         PEOPLES TELEPHONE COMPANY, INC.
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             (Exact name of registrant as specified in its charter)

      NEW YORK                     0-16479                     13-2626435
-------------------------     ----------------                -------------
(State or other juris-        (Commission File                (IRS Employer
diction of incorporation)      Number)                           I.D. No.)

                    2300 N.W. 89TH PLACE MIAMI, FLORIDA      33172
            --------------------------------------------------------
               (Address of principal executive office)    (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305)593-9667


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ITEM 5.  OTHER EVENTS

                  Robert D. Rubin has relinquished his positions as president and a director of the Company effective as of December 31, 1995 to pursue other opportunities. Mr. Rubin's duties and responsibilities have been assumed by the Company's current Chief Executive Officer, Robert E. Lund. Mr. Rubin will provide consulting services to the Company on an as needed basis.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                PEOPLES TELEPHONE COMPANY, INC.
                                -------------------------------
                                        (Registrant)

DATE:  JANUARY 2, 1995          /S/ BONNIE S. BIUMI
                               ---------------------------
                                   Bonnie S. Biumi
                                   Chief Financial Officer